UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2025

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On October 15, 2025, Galera Therapeutics, Inc. (the “Company”), together with its wholly-owned subsidiary, Galera Labs, LLC (“Galera Labs”), and Biossil Inc. (the “Purchaser”) entered into an Asset Purchase and Sale Agreement, as amended by the Amendment and Release, effective as of October 20, 2025 (the “Amendment” and such agreement, as amended, the “Purchase Agreement”), pursuant to which Biossil agreed to acquire all of the Company’s right, title and interest in and to its assets related to avasopasem (GC4419) and rucosopasem (GC4711) (collectively, the “Compounds”) and all other dismutase mimetic assets (the “Assets” and such transaction, the “Transaction”).

In connection with the purchase of the Assets, Biossil agreed to assume all further rights and obligations of the Company under the Amended and Restated Purchase and Sale Agreement, dated November 14, 2018, by and among the Company, Clarus IV Galera Royalty AIV, L.P., and the other parties thereto, as amended from time to time, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 11, 2019. Clarus IV Galera Royalty AIV, L.P. is affiliated with Blackstone Life Sciences, successor in interest to Clarus Ventures.

The purchase price for the Assets consists of (i) an upfront payment of $3,500,000, and (ii) potential future regulatory milestones, commercial milestones and contingent value rights of up to $105,000,000 in the aggregate.

The Purchase Agreement contains customary representations, warranties and covenants related to the Assets and the business of the Company. Certain provisions, including confidentiality, indemnification, and payment obligations, survive the closing of the Transaction in certain circumstances as set forth in the Purchase Agreement.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company intends to file as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: October 21, 2025	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer